EXHIBIT 99.1

INDEX TO FINANCIAL STATEMENTS

Page No.
New Fork Uranium Corporation – Audited Financial Statements as of December 31, 2011 and 2010
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheets as of December 31, 2011 and 2010	F-3
Statements of Operations for the year ended December 31, 2011, the Period October 25, 2010 (Inception) to December 31, 2010 and October 25, 2010 (Inception) to December 31, 2011	F-4
Statements of Cash Flows for the year ended year ended December 31, 2011, the Period October 25, 2010 (Inception) to December 31, 2010 and October 25, 2010 (Inception) to December 31, 2011	F-5
Consolidated Statements of Stockholders’ Equity (Deficit) as of December 31, 2011	F-6
Notes to Financial Statements	F-7

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StarkSchenkein, LLP
BUSINESS ADVISORS & CPAs

# REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
New Fork Uranium Corporation

We have audited the accompanying balance sheets of New Fork Uranium Corporation (an exploration stage Company) as of December 31, 2011 and 2010 and the related statements of operations, stockholders' equity (deficit), and cash flows for the year ended December 31, 2011, the period October 25, 2010 (inception) to December 31, 2011, and the period October 25, 2010 to December 30, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Fork Uranium Corporation (an exploration stage Company) as of December 31, 2011 and 2011, and the results of their operations and their cash flows for the year ended December 31, 2011, the period October 25, 2010 (inception) to December 31, 2011, and the period October 25, 2010 to December 30, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has no revenue producing operations, and has working capital and stockholders' deficits as of December 31, 2011. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Stark Schenkein, LLP

Denver, Colorado
July 2, 2012

3600 South Yosemite Street | Suite 600 | Denver, CO 80237 | P: 303.694.6700 | TF: 888.766.3985 | F: 303.694.6761 | www.starkcpas.com
*An Independent Member of BKR International*

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NEW FORK URANIUM CORPORATION

(An Exploration Stage Company)

BALANCE SHEETS

December 31, 2011 and 2010

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	2011	2010

ASSETS

CURRENT ASSETS
Cash	$1,532	$-
Total Current Assets	1,532	-

OTHER ASSETS
Mining claims	75,836	-

TOTAL ASSETS	$77,368	$-

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$850	$-
Accounts payable - related party	95,580	36,450
Total Current Liabilities	96,430	36,450

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' (DEFICIT)

Common stock, $0.001 par value, 100,000,000 shares authorized 45,666,667 and 30,000,000 shares issued and outstanding, respectively	45,667	30,000
Additional paid-in capital	453,333	(22,000)
Subscription receivable	(50,000)	-
Accumulated deficit during exploration stage	(468,062)	(44,450)
Total Stockholders' (Deficit)	(19,062)	(36,450)

TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)	$77,368	$-

See the accompanying notes to the consolidated financial statements

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NEW FORK URANIUM CORPORATION

(An Exploration Stage Company)

STATEMENTS OF OPERATIONS

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		Period from	Period from
		October 25, 2010	October 25, 2010
	Year Ended	(Inception)	(Inception)
	December 31,	to December 31,	to December 31,
	2011	2010	2011

REVENUES	$-	$-	$-

OPERATING EXPENSES
Consulting	277,000	8,000	285,000
Exploration expense	44,133	35,700	79,833
Maintenance fees	99,986	-	99,986
General and administrative	2,493	750	3,243
TOTAL OPERATING EXPENSES	423,612	44,450	468,062

(LOSS) BEFORE TAXES	(423,612)	(44,450)	(468,062)

INCOME TAXES
Income tax benefit	-	-	-
Tax expense	-	-	-
	-	-	-

NET (LOSS)	$(423,612)	$(44,450)	$(468,062)

NET LOSS PER COMMON SHARE,
BASIC AND DILUTED	$(0.01)	$0.00

WEIGHTED AVERAGE NUMBER OF
COMMON STOCK SHARES
OUTSTANDING, BASIC AND DILUTED	39,333,333	30,000,000

See the accompanying notes to the consolidated financial statements

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NEW FORK URANIUM CORPORATION

(An Exploration Stage Company)

STATEMENTS OF CASH FLOWS

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		Period from	Period from
		October 25, 2010	October 25, 2010
	Year Ended	(Inception)	(Inception)
	December 31,	to December 31,	to December 31,
	2011	2010	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)	$(423,612)	$(44,450)	$(468,062)
Adjustments to reconcile net (loss) to net cash (used in) operating activities:
Common stock issued for services	250,000	-	250,000
Amortization of deferred compensation	22,000	8,000	30,000
Changes in assets and liabilities:
Increase in accounts payable	53,980	36,450	90,430
Net cash (used in) operating activities	(97,632)	-	(97,632)

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash paid for mining claims	(75,836)	-	(75,836)
Net cash (used in) investing activities	(75,836)	-	(75,836)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash received from sale of common stock	175,000	-	175,000
Net cash (used in) financing activities	175,000	-	175,000

INCREASE IN CASH AND CASH EQUIVALENTS	1,532	-	1,532

Cash, beginning of period	-	-	-

Cash, end of period	$1,532	$-	$1,532

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Subscription receivable	$50,000	$-	$50,000
Cancellation of common stock	$6,000	$-	$6,000

See the accompanying notes to the consolidated financial statements

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NEW FORK URANIUM CORPORATION

(An Exploration Stage Company)

STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

OCTOBER 25, 2010 (INCEPTION), TO DECEMBER 31, 2011

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			Additional			Total
	Common Stock		Paid-in	Subscription	Accumulated	Stockholders
	Shares	Amount	Capital	Receivable	Deficit	Equity (Deficit)

Common stock issued for services at $.001 per share at inception	30,000,000	$30,000	$-	$-	$-	$30,000

Deferred compensation	-	-	(22,000)	-	-	(22,000)

Net (loss) for period ended December 31, 2010	-	-	-	-	(44,450)	(44,450)

Balance, December 31, 2010	30,000,000	30,000	(22,000)	-	(44,450)	(36,450)

Common stock cancelled	(6,000,000)	(6,000)	-	-	-	(6,000)

Common stock issued for services at $.025 per share	10,000,000	10,000	240,000	-	-	250,000

Common stock issued for cash at $.025 per share	6,000,000	6,000	144,000	-	-	150,000

Common stock issued for cash at $.00625 per share	4,000,000	4,000	21,000	-	-	25,000

Common stock issued for cash at $.03 per share	1,666,667	1,667	48,333	(50,000)	-	-

Amortization of deferred compensation	-	-	22,000	-	-	22,000

Net (loss) for the year ended December 31, 2011	-	-	-	-	(423,612)	(423,612)

Balance, December 31, 2011	45,666,667	$45,667	$453,333	$(50,000)	$(468,062)	$(19,062)

See the accompanying notes to the consolidated financial statements

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New Fork Uranium Corporation

(An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 and 2010

NOTE 1 – DESCRIPTION OF BUSINESS

New Fork Uranium Corporation, incorporated in Wyoming on October 25, 2010, is engaged in the acquisition and exploration of mining properties. The Company is an exploration stage company, and its activities have been limited to exploring and acquiring rights to explore, develop and mine properties and may be suitable for development into mines.    The Company’s year-end is December 31.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

Accounting Method

The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Earnings Per Share

Basic net income/loss per share was computed by dividing the net income/loss by the weighted average number of shares outstanding during the year.  The weighted average number of shares was calculated by taking the number of shares outstanding and weighting them by the amount of time they were outstanding.

Fair Value of Financial Instruments

The Company's financial instruments as defined by FASB ASC 825-10-50, include cash, and accounts payable.  All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at December 31, 2011.

FASB ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements.  FASB ASC 820 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:

Level 1 - Observable inputs such as quoted prices in active markets;

Level 2 - Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3 - Unobservable inputs in which there is little of no market data, which require the reporting entity to develop its own assumptions.

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Provision for Taxes

Income taxes are provided based upon the liability method of accounting pursuant to ASC 740-10-25 Income Taxes – Recognition.  Under the approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end.  A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by ASC 740-10-25-5 to allow recognition of such an asset.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for income tax purposes.

Significant components of the deferred tax assets at December 31, 2011 and 2010 are as follows:

	2011	2010
Net operating loss carryforward	$152,000	$36,000

Deferred tax asset	$64,000	$12,500
Valuation allowance	(64,000)	(12,500)
Net deferred tax asset	$-	$-

At December 31, 2011, the Company has net operating loss carryforwards of approximately $428,000 which expire in 2030-2031. The change in the allowance account from December 31, 2010 to December 31, 2011 was $51,500.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses.  Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements.  Accordingly, upon settlement, actual results may differ from estimated amounts.

Mineral Exploration and Development Costs

All exploration expenditures are expensed as incurred.  Significant property acquisition payments for active exploration properties are capitalized.  If no minable ore body is discovered, previously capitalized costs are expensed in the period the property is abandoned.  Expenditures to develop new mines, to define further mineralization in existing ore bodies, and to expand the capacity of operating mines, are capitalized and amortized on a unit of production basis over proven and probable reserves.

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Should a property be abandoned, its capitalized costs are charged to operations.  The Company charges to operations the allocable portion of capitalized costs attributable to properties sold.  Capitalized costs are allocated to properties sold based on the proportion of claims sold to the claims remaining within the project area.

Mineral Properties

Costs of acquiring mineral properties are capitalized by project area upon purchase of the associated claims (see Note 4).  Costs to maintain the mineral rights and leases are expensed as incurred.  When a property reaches the production stage, the related capitalized costs will be amortized, using the units of production method on the basis of periodic estimates of ore reserves.

Mineral properties are periodically assessed for impairment of value and any diminution in value. As of December 31, 2011 and 2010, there was no impairment of mineral properties.

Recent Accounting Pronouncements

The following accounting standards updates were recently issued and have not yet been adopted by the Company. These standards are currently under review to determine their impact on the Company’s consolidated financial position, results of operations, or cash flows.

In May 2011, the FASB issued ASU No. 2011-04, “Fair Value Measurements (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”  (“ASU 2011-04”). ASU 2011-04 changes the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements to ensure consistency between U.S. GAAP and IFRS. ASU 2011-04 also expands the disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. This new guidance is to be applied prospectively for interim and annual periods beginning after December 15, 2011. The Company anticipates that the adoption of this standard will not materially expand its consolidated financial statement footnote disclosures or have an impact on the Company’s consolidated financial position, results of operations or cash flows.

In June 2011, the FASB issued ASU No. 2011-05, “Comprehensive Income (ASC Topic 220): Presentation of Comprehensive Income” (“ASU 2011-05”), which amends current comprehensive income guidance. This accounting update eliminates the option to present the components of other comprehensive income as part of the statement of shareholders’ equity. Instead, the Company must report comprehensive income in either a single continuous statement of comprehensive income which contains two sections, net income and other comprehensive income, or in two separate but consecutive statements. ASU 2011-05 will be effective for public companies during the interim and annual periods beginning after December 15, 2011, with early adoption permitted. The Company anticipates that the adoption of this standard will not materially expand its consolidated financial statement footnote disclosures or have an impact on the Company’s consolidated financial position, results of operations or cash flows.

There were various other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries. None of the updates are expected to a have a material impact on the Company’s consolidated financial position, results of operations or cash flows.

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NOTE 3 - FINANCIAL CONDITION, LIQUIDITY AND GOING CONCERN

At December 31, 2011, the Company had stockholders’ deficit of $19,062 and working capital deficit of $94,898 and an accumulated deficit of $468,062.  In addition, the Company has no revenue producing operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

The ability of the Company to achieve its operating goals and thus positive cash flows from operations is dependent upon its ability to acquire a mineral property and ultimately achieve production status, the future market price of metals, future capital raising efforts, and the ability to achieve future operating efficiencies anticipated with increased production levels. Management's plans will require additional financing, and exploration activity with respect to mineral properties. While the Company has been successful in capital raising endeavors in the past, there can be no assurance that its future efforts and anticipated operations will be successful.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

NOTE 4 - MINERAL PROPERTIES

The Company currently owns or controls mineral exploration properties in the state of Wyoming, which are described below and include 521 claims approximately 10,000 acres.  The claims are located in Sweetwater County, Wyoming.  The map below shows the claims.

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N
CROOKS MOUNTA
FREMONT
NATRONA
287
2460 m
Fischer-Watt Claims
(New Fork Uranium)
GREAT DIVIDE BASIN
Cyclone Rim
Fischer-Watt Claims
EAT DIVID
BAS
CARBON
SWEETWAT
LOST CRE
2127 m
RED DESERT BASIN
Legend
Fischer-Watt Gold Co., Inc.
COUNTY
1:500,000
0
5
10
20 Miles
Fischer-Watt
Red Desert Claims
April 2012

WYOMING PROPERTIES

RCR Claims

This group of sixteen unpatented claims covering an area of approximately 320 acres is located in Sections 1 & 2, T25N, R90W, 6th Principal Meridan, Sweetwater County, Wyoming.  The claims were located on Februray 22, 2011  and filed with Sweetwater County on April 14, 2011.  The claims were filed with Bureau of Land Management in Cheyenne, Wyoming on May 12, 2011.

BSD Claims

This group of forty two unpatented claims covering an area of approximately 840 acres is located in Sections 11, 12, 13, & 14, T25N, R9W, 6th Principal Meridan, Sweetwater County, Wyoming.  The claims were located on Februray 22, 2011  and filed with Sweetwater County on April 14, 2011.  The claims were filed with Bureau of Land Management in Cheyenne, Wyoming on May 12, 2011.

Juliet Claims

This group of eighteen unpatented claims covering an area of approximately 360 acres is located in Section 36 T26N, R91W, Sections 31 & 32 T26N, R90W, and Sections 5 & 6 T25N R90W 6th Principal Meridan, Sweetwater County, Wyoming.  The claims were located on Februray 24, 2011  and filed with Sweetwater County on April 14, 2011.  The claims were filed with Bureau of Land Management in Cheyenne, Wyoming on May 12, 2011.

CS Claims

This group of thirty unpatented claims covering an area of approximately 600 acres is located in Sections 14, 15, 16, 22, & 23 T25N, R91W, 6th Principal Meridan, Sweetwater County, Wyoming.  The claims were located on Febuary 22, 2011  and filed with Sweetwater County on April 14, 2011.  The claims were filed with Bureau of Land Management in Cheyenne, Wyoming on May 12, 2011.

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EGL Claims

This group of twenty three unpatented claims covering an area of approximately 460 acres is located in Sections 33, 34, 35 T26N, R92W, and Sections 4, 3, & 2 T25N R92W, 6th Principal Meridan, Sweetwater County, Wyoming.  The claims were located on Febuary 21, 2011  and filed with Sweetwater County on April 14, 2011.  The claims were filed with Bureau of Land Management in Cheyenne, Wyoming on May 12, 2011.

HS Claims

This group of fourteen unpatented claims covering an area of approximately 280 acres is located in Sections 8, 9, 16, & 17 T26N, R91W, 6th Principal Meridan, Sweetwater County, Wyoming.  The claims were located on Feburary 23, 2011  and filed with Sweetwater County on April 14, 2011.  The claims were filed with Bureau of Land Management in Cheyenne, Wyoming on May 12, 2011.

WO Claims

This group of sixteen unpatented claims covering an area of approximately 320 acres is located in Sections 22 & 27 T26N, R91W, 6th Principal Meridan, Sweetwater County, Wyoming.  The claims were located on Feburary 23, 2011  and filed with Sweetwater County on April 14, 2011.  The claims were filed with Bureau of Land Management in Cheyenne, Wyoming on May 12, 2011.

GB Claims

This group of ten unpatented claims covering an area of approximately 200 acres is located in Section 21 T26N, R91W, 6th Principal Meridan, Sweetwater County, Wyoming.  The claims were located on Feburary 23, 2011 to March 5, 2011  and filed with Sweetwater County on April 14, 2011.  The claims were filed with Bureau of Land Management in Cheyenne, Wyoming on May 12, 2011.

PSR Claims

This group of eighty seven unpatented claims covering an area of approximately 1,740 acres is located in Sections 20, 29, 30, 31, 32 T26N, R90W and Sections 25 & 36 T26N, R91W, 6th Principal Meridan, Sweetwater County, Wyoming.  The claims were located on Feburary 23 & 24, 2011 and filed with Sweetwater County on April 14, 2011.  The claims were filed with Bureau of Land Management in Cheyenne, Wyoming on May 12, 2011.

OD2 Claims

This group of one hundred and five unpatented claims covering an area of approximately 1,800 acres is located in Sections 13 T26N, R92W and Sections 7, 8, 9, 17, 18, 19 T26N R91W, 6th Principal Meridan, Sweetwater County, Wyoming.  Nintey claims were located on Feburary 14, 15, 16, & 23 2011 and filed with Sweetwater County on April 14, 2011.  The claims were filed with Bureau of Land Managerment in Cheyenne, Wyoming on May 12, 2011.  Fifteen additonal claims were staked on April 23, 2011.  These claims were filed with Sweetwater County, Wyoming on May 24, 2011 and with the Bureau of Land Management in Cheyenne, Wyoming on July 14, 2011.

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OSB Claims

This group of one hundred sixty unpatented claims covering an area of approximately 3,200 acres is located in Section 13 T26N, R92W and Sections 7, 8, 9, 17, 18, 19 T26N R91W, 6th Principal Meridan, Sweetwater County, Wyoming.  The claims were located on Feburary 16, 18, 19, & 21 2011 and filed with Sweetwater County on April 14, 2011.  The claims were filed with Bureau of Land Managerment in Cheyenne, Wyoming on May 12, 2011.

NOTE 5– CAPITAL STOCK

Common Stock

The Company is authorized to issue 100,000,000 shares of common stock.  All shares have equal voting rights, are non-assessable and have one vote per share.  Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

During its initial capitalization, the Company issued 30,000,000 shares of its common stock to officers for services valued at $30,000.

During the year ended December 31, 2011, the Company issued 11,666,667 shares of its common stock for cash of $175,000, $50,000 was subscribed for, and 10,000,000 shares for corporate finance advisory services valued at $250,000. Additionally, 6,000,000 shares valued at $6,000 that were previously issued were cancelled.

Deferred Compensation

The Company recorded deferred compensation on stock granted in November 2010 for consulting for the period November 2010 through July 2011.  This deferred compensation was amortized as the services were rendered.  At December 31, 2011 the balance in deferred compensation was $0, compared to $22,000 at December 31, 2010.  The Company amortized $22,000 in deferred compensation during the year ended December 31, 2011.

NOTE 6- RELATED PARTY TRANSACTIONS

During 2011, Minex Exploration which is controlled by our Director Gregory Schifrin, provided services to New Fork Uranium related to maintaining our mining claims in Sweetwater County, Wyoming for $86,358.  As of December 31, 2011, the full amount of $86,358 was owed to Minex Exploration.

During 2011 James G. Baughman, our CEO and Director, was owed $8,000 in fees for his duties as CEO and $4,995 in expense reimbursements.  As of December 31, 2011, the entire amount of $12,995 was owed to Mr. Baughman.

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NOTE 7- COMMITMENTS AND CONTINGENCIES

On July 1, 2011, the Company entered into a consulting agreement with Capital Peak Partners, LLC to provide various corporate finance advisory services for $50,000.   As of December 31, 2011 the full amount of $50,000 was owed to Capital Peak Partners, LLC.

NOTE 8 – SUBSEQUENT EVENTS

On March 14, 2012, Fischer-Watt Gold Company, Inc. (”Fischer-Watt”) and the Shareholders of New Fork Uranium Corporation, a Wyoming corporation, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) whereby the shareholders of Company sold all of the issued and outstanding shares of New Fork to Fischer-Watt in exchange for the issuance to the shareholders of an aggregate of 50,000,000 shares of common stock, $.001 par value, of Fischer-Watt.

The 50,000,000 shares of common stock of Fischer-Watt issued pursuant to the Stock Purchase Agreement were issued pro rata to all of the shareholders of New Fork on the basis of 0.877192983 share of Fischer-Watt’s common stock for each outstanding New Fork share of common stock issued and outstanding on the effective date of the Stock Purchase Agreement.

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